Supplement to the Fidelity Export and Multinational Fund
October 25, 1999
Prospectus

On January 20, 2000, the Board of Trustees of Fidelity Export and Multinational Fund authorized the elimination of the fund's 3.00% front-end sales charge. Beginning January 31, 2000, purchases of shares of the fund will not be subject to a sales charge.

In addition, on January 20, 2000, the Board of Trustees of Fidelity Export and Multinational Fund authorized the reduction of the fund's redemption fee period from 90 days to 30 days. Redemptions after January 31, 2000 of shares held less than 30 days will be subject to a redemption fee of 0.75% of the amount redeemed.

The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective January 31, 2000.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than less than 30 days (as a % of amount redeemed)	0.75%
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.58%
Distribution and Service (12b-1) fee	None
Other expenses	0.33%
Total annual fund operating expenses	0.91%

EXF-00-07 October 1, 2000
1.734045.106

The following information replaces similar information found in the "Fee Table" section on page 5.

1 year	$ 93
3 years	$ 290
5 years	$ 504
10 years	$ 1,120

The following information replaces the first four paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page 10.

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling Shares"section on page 12.

The fund will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information found under the heading "Features" in the "Account Features and Policies" section on page 16.

Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 19.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

The following information replaces similar information found in the "Fund Management" section on page 21.

Douglas Chase is manager of Export and Multinational Fund which he has managed since February 2000. Previously, he managed other Fidelity funds. Since joining Fidelity in 1993, Mr. Chase has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page 21.

  Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 21.

  Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

The following information replaces similar information found in the "Fund Management" section on page 21.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

The following information replaces the "Fund Distribution" section beginning on page 22 in its entirety.

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

SUPPLEMENT TO THE

FIDELITY EXPORT AND MULTINATIONAL FUND
A Fund of Fidelity Union Street Trust

OCTOBER 25, 1999

STATEMENT OF ADDITIONAL INFORMATION

On January 20, 2000 the Board of Trustees of Fidelity Export and Multinational Fund authorized the elimination of the fund's 3.00% front-end sales charge. Beginning January 31, 2000, purchases of shares of the fund will not be subject to a sales charge.

In addition, on January 20, 2000, the Board of Trustees of Fidelity Export and Multinational Fund authorized the reduction of the fund's redemption fee period from 90 days to 30 days. Redemptions after January 31, 2000 of shares held less than 30 days will be subject to a redemption fee of 0.75% of the amount redeemed.

The following replaces similar information in the "Investment Policies and Limitations" section on page 2.

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The following information replaces similar information found in the "Performance" section on page 13.

In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of the fund's short-term trading fee or the effect of the fund's small account fee. Excluding the fund's short-term trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the paragraph above the heading "Historical Fund Results" in the "Performance" section beginning on page 14.

The fund had a maximum front-end sales charge of 3.00% (eliminated effective January 31, 2000) which is included in the average annual and cumulative returns. Returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before January 31, 2000.

The following information replaces similar information found in the "Performance" section on page 14.

During the period from October 4, 1994 (commencement of operations) to August 31, 1999, a hypothetical $10,000 investment in Export and Multinational would have grown to $30,581, including the effect of the fund's maximum sales charge (eliminated effective January 31, 2000) and assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

The following information replaces similar information found in the "Performance" section on page 14.

Explanatory Notes: With an initial investment of $10,000 in the fund on October 4, 1994, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,068. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $6,072 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares held less than 90 days that were redeemed on or before January 31, 2000.

EXFB-00-04 October 1, 2000
1.467664.106

The following information replaces the"Additional Purchase, Exchange and Redemption Information" section beginning on page 16 in its entirety.

The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 17.

*EDWARD C. JOHNSON 3d (69), Trustee, is President of Fidelity Export and Multinational Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.; Chairman(1998) and a Director (1997) of Fidelity Investments Money Management, Inc. (1998); Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc (2000). Abigail Johnson, Vice President of Export and Multinational Fund, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (37), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

The following information has been removed from the "Trustees and Officers" section beginning on page 17.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

BART A. GRENIER, (40), is Vice President of certain High-Income Bond Funds (1997) and certain Equity Funds (1999). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (38), is Deputy Treasurer of Fidelity Export and Multinational Fund (1998). He also serves as Deputy Treasurer of other Fidelity funds (1998) and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 17.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

J. MICHAEL COOK (58), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

ROBERT A. DWIGHT (42), is Treasurer of Fidelity Export and Multinational Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Export and MultinationalB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0
Ralph F. Cox	$ 129	$ 223,500
Phyllis Burke Davis	$ 123	$ 220,500
Robert M. Gates	$ 128	$ 223,500
E. Bradley Jones****	$ 127	$ 222,000
Donald J. Kirk	$ 129	$ 226,500
Ned C. Lautenbach***	$ 0	$ 0
Peter S. Lynch**	$ 0	$ 0
William O. McCoy	$ 128	$ 223,500
Gerald C. McDonough	$ 157	$ 273,500
Marvin L. Mann	$ 128	$ 220,500
Robert C. Pozen**	$ 0	$ 0
Thomas R. Williams	$ 126	$ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

The following information supplements information found in the "Control of Investment Advisers" section beginning on page 20.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

The following information replaces similar information found in the "Management Contract" section on page 23.

Sub-Advisers. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

The following information supplements information found in the "Management Contract" section on page 23.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

The following information replaces similar information found in the "Management Contract" section on page 23.

For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules found in the "Management Contracts" section on page 22.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over - 1,260.2167

The following information replaces similar information found in the "Distribution Services" section beginning on page 23.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The following information supplements the information found in the "Distribution Services" section on page 23.

During the fiscal years ended August 31, 1999, 1998, and 1997, FDC collected sales charge revenue of $100,692, $256,930, and $879,002, respectively, on purchases of fund shares and, of these amounts, retained $100,089, for the fiscal year ended August 31, 1999, and $256,930, for the fiscal year ended August 31, 1998.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Fidelity Export and Multinational Fund shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

Supplement to the Spartan® Short-Intermediate Municipal Income Fund
October 25, 1999 Prospectus

On September 13, 2000, shareholders of Spartan Short-Intermediate Municipal Income Fund approved a proposal to change the fund's current all-inclusive management fee structure to a group fee structure that is standard for other comparable Fidelity municipal bond funds effective October 1, 2000.

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.

The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-6 Year Municipal Bond Index.

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

Annual fund operating expenses (paid from fund assets)

Management fee	0.38%
Distribution and Service (12b-1) fee	None
Other expenses	0.15%
Total annual fund operating expensesA	0.53%

A Effective October 1, 2000, FMR has agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement will remain in effect through December 31, 2001.

The following information replaces the second paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

STM-00-05 October 1, 2000
1.478063.107

The following information replaces the fourth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR uses the Lehman Brothers 1-6 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 2.9 and 3.3 years, respectively.

The following information replaces the second paragraph under the heading "Fundamental Investment Policies" on page 8.

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Christine Thompson is vice president and manager of Spartan Short-Intermediate Municipal Income Fund, which she has managed since July 2000. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2000, the group fee rate would have been 0.1250%. The individual fund fee rate is 0.25%.

For the fiscal year ended August 31, 2000, the fund paid FMR a management fee of 0.55% of the fund's average net assets and FMR paid all other expenses of the fund with limited exceptions.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease the fund's expenses and boost its performance.

SUPPLEMENT TO THE
SPARTAN® SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

October 25, 1999

STATEMENT OF ADDITIONAL INFORMATION

The following replaces similar information in the "Investment Policies and Limitations" section on page 2.

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; securities of other investment companies; or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

The following information replaces the similar information found in the "Performance" section on page 14.

The fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. The fund may also compare its performance to that of the Lehman Brothers 1-5 Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and five years. The fund may also compare its performance to that of the Lehman Brothers 1-6 Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and six years. Issues included in each index have been issued after December 31, 1990, have an outstanding par value of at least $3 million, and have been issued as part of an offering of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Beginning January 1, 2000, issues included in the index will have an outstanding par value of at least $5 million.

The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 15.

DWIGHT D. CHURCHILL (45), is Vice President of Spartan Short-Intermediate Municipal Income Fund. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

The following information has been removed from the "Trustees and Officers" section beginning on page 15.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

FRED L. HENNING, JR. (60), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (38), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STMB-00-03 October 1, 2000
1.478062.106

The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 15.

J. MICHAEL COOK (58), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

BOYCE I. GREER (44), is Vice President of Spartan Short-Intermediate Municipal Income Fund (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

ROBERT A. DWIGHT (42), is Treasurer of Spartan Short-Intermediate Municipal Income Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

The following information replaces the "Compensation Table" found in the "Trustees and Officers" section on page 18.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Spartan Short-Intermediate Municipal Income FundB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0
Ralph F. Cox	$ 212	$ 223,500
Phyllis Burke Davis	$ 202	$ 220,500
Robert M. Gates	$ 211	$ 223,500
E. Bradley Jones****	$ 209	$ 222,000
Donald J. Kirk	$ 211	$ 226,500
Ned C. Lautenbach***	$ 0	$ 0
Peter S. Lynch**	$ 0	$ 0
William O. McCoy	$ 211	$ 223,500
Gerald C. McDonough	$ 257	$ 273,500
Marvin L. Mann	$ 211	$ 220,500
Robert C. Pozen**	$ 0	$ 0
Thomas R. Williams	$ 207	$ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

The following replaces the similar information in the "Management Contract" section on page 19.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The following replaces the similar information in the "Management Contract" section on page 19.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
 0 - $3 billion	.3700%	$ 1 billion	.3700%
 3 - 6.3400		50	.2188
 6 - 9.3100		100	.1869
 9 - 12.2800		150	.1736
 12 - 15.2500		200	.1652
 15 - 18.2200		250	.1587
 18 - 21.2000		300	.1536
 21 - 24.1900		350	.1494
 24 - 30.1800		400	.1459
 30 - 36.1750		450	.1427
 36 - 42.1700		500	.1399
 42 - 48.1650		550	.1372
 48 - 66.1600		600	.1349
 66 - 84.1550		650	.1328
 84 - 120.1500		700	.1309
 120 - 156.1450		750	.1291
 156 - 192.1400		800	.1275
 192 - 228.1350		850	.1260
 228 - 264.1300		900	.1246
 264 - 300.1275		950	.1233
 300 - 336.1250		1,000	.1220
 336 - 372.1225		1,050	.1209
 372 - 408.1200		1,100	.1197
 408 - 444.1175		1,150	.1187
 444 - 480.1150		1,200	.1177
 480 - 516.1125		1,250	.1167
 516 - 587.1100		1,300	.1158
 587 - 646.1080		1,350	.1149
 646 - 711.1060		1,400	.1141
 711 - 782.1040
 782 - 860.1020
 860 - 946.1000
 946 - 1,041.0980
 1,041 - 1,145.0960
 1,145 - 1,260.0940
Over - 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $884 billion of group net assets - the approximate level for August 2000 - was 0.1250%, which is the weighted average of the respective fee rates for each level of group net assets up to $884 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for August 2000, the fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Spartan Short-Intermediate Municipal Income	0.1250%	+	0.25%	=	0.3750%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Prior to October 1, 2000, the fund paid FMR a monthly management fee at an annual rate of 0.55% of the fund's average net assets throughout the month. FMR paid all of the other expenses of the fund with limited exceptions. The management fee paid to FMR for periods prior to October 1, 2000 was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.